MUNICIPAL HIGH INCOME FUND INC.
                              388 GREENWICH STREET
                            NEW YORK, NEW YORK 10013

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                        -------------------------------
                        TO BE HELD ON FEBRUARY 14, 1996
                        -------------------------------


To the Shareholders of Municipal High Income Fund Inc.:

     The Annual Meeting of Shareholders of Municipal High Income Fund Inc. (the "Fund") will be held at the Fund's executive offices at 388 Greenwich Street, 22nd Floor, New York, New York at 9:00 a.m. on February 14, 1996 for the following purposes:

     1.   To elect three Directors to the Board of Directors;

     2. To ratify the selection of KPMG Peat Marwick LLP as the independent accountants of the Fund for the current fiscal year of the Fund;

     3. To consider and vote upon such other matters as may come before said meeting or any adjournment thereof.

     The close of business on December 22, 1995 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the meeting and any adjournment thereof.

                                           By Order of the Board of Directors


                                           Christina T. Sydor
                                           Secretary
January 12, 1996

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YOUR VOTE IS  IMPORTANT  REGARDLESS  OF THE SIZE OF YOUR  HOLDINGS  IN THE FUND.
WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ASK THAT YOU PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE WHICH NEEDS NO POSTAGE IF MAILED IN THE CONTINENTAL UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER.
--------------------------------------------------------------------------------

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                      INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

     1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

     2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

     3.   All Other Accounts:  The capacity of the individual  signing the proxy
          should  be   indicated   unless  it  is   reflected  in  the  form  of
          registration. For example:

Registration                                            Valid Signature
------------                                            ---------------
Corporate Accounts
(1) ABC Corp. .................................      ABC Corp.
(2) ABC Corp. .................................      John Doe, Treasurer
(3) ABC Corp.
    c/o John Doe, Treasurer ...................      John Doe
(4) ABC Corp. Profit Sharing Plan .............      John Doe, Trustee

Trust Accounts
(1) ABC Trust .................................      Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee
    u/t/d 12/28/78 ............................      Jane B. Doe

Custodian or Estate Accounts
(1) John B. Smith, Cust.
    f/b/o John B. Smith, Jr. UGMA .............      John B. Smith
(2) Estate of John B. Smith ...................      John B. Smith, Executor

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                        MUNICIPAL HIGH INCOME FUND INC.
                              388 GREENWICH STREET
                            NEW YORK, NEW YORK 10013

                         ------------------------------
                         ANNUAL MEETING OF SHAREHOLDERS

                                FEBRUARY 14, 1996
                         ------------------------------


                                 PROXY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of Municipal High Income Fund Inc. (the "Fund") of proxies to be voted at the Annual Meeting of Shareholders (the "Meeting") of the Fund to be held at the Fund's executive offices at 388 Greenwich Street, 22nd floor, New York, New York 10013, on February 14, 1996, and at any adjournments thereof, for the purpose set forth in the accompanying Notice of Annual Meeting of Shareholders.

     The cost of soliciting proxies will be borne by the Fund. Proxy solicitations will be made mainly by mail. In addition, certain officers, directors and employees of the Fund; Smith Barney Inc. ("Smith Barney"), the Fund's distributor; and/or First Data Investors Services Group, Inc., a subsidiary of First Data Corporation ("FDIS"), the Fund's transfer agent may solicit proxies in person or by telephone, telegraph, or mail. Smith Barney and Smith Barney Mutual Funds Management ("SBMFM") are each located at 388 Greenwich Street, New York, New York 10013; FDIS is located at 53 State Street, Boston, Massachusetts 02109.

     The Annual Report of the Fund, including audited financial statements for the fiscal year ended October 31, 1995 has previously been furnished to all shareholders of the Fund. This proxy statement and form of proxy are first being mailed to shareholders on or about January 15, 1996. The Fund will provide additional copies of the annual report to any shareholder upon request by calling the Fund at 800-331-1710.

     All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, shares represented by proxies will be voted "FOR" all the proposals. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (i.e proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not be voted. For this reason, abstentions and broker "non-votes" will have the effect of a "no" vote

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for the purpose of  obtaining  the required  approval of a proposal.  Proposal 1 requires for approval the affirmative vote of a plurality of votes cast at the Meeting with a quorum present, in person or by proxy by the shareholders of the Fund voting on the matter. Proposal 2 requires for approval the affirmative vote of a majority of votes cast at the Meeting with a quorum present, in person or by proxy by the shareholders of the Fund voting on the matter. Any proxy may be revoked at any time prior to the exercise thereof by submitting another proxy bearing a later date or by giving written notice to the Secretary of the Fund at the Fund's address indicated above or by voting in person at the Meeting.

     The Board knows of no business other than that specifically mentioned in the Notice of Meeting which will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the person named in the enclosed proxy to vote in accordance with their best judgment.

     The Board of Directors of the Fund has fixed the close of business on December 22, 1995 as the record date for the determination of shareholders of the Fund to notice of and to vote at the Meeting or any adjournment thereof.
Shareholders of the Fund on that date will be entitled to one vote on each matter for each share held and a fractional vote with respect to fractional shares with no cumulative voting rights. At the close of business on, December 22, 1995 the Fund had outstanding 19,659,883.209 shares of common stock, par value $.001 per share, the only authorized class of stock, of which 16,744,515 were held in accounts but not beneficially owned by CEDE & Co., C/O Depository Trust Company, Box 20 Bowling Green Station, New York, New York 10004-9998. At the close of business on December 22, 1995, no other person (including any "group" as that term is used in Section 13(d) of the Exchange Act of 1934) to the knowledge of the Board of Directors or the Fund, owned beneficially owned more than 5% of the outstanding shares of the Fund. As of Record Date, the officers and Board members of the Fund beneficially owned less than 1% of the outstanding shares of the Fund.

     As of the record date, to the knowledge of the Fund, no shares of Smith Barney's ultimate parent corporation, The Travelers Group Inc. ("Travelers"), were held by Board members who are not "interested persons" of the Fund (as that term is used in the Investment Company Act of 1940, as amended (the "1940 Act").

     In the event that sufficient votes in favor of the proposal set forth in the Notice of Meeting and this Proxy Statement are not received by the time scheduled for the Meeting, the persons named as proxies may move for one or more adjournments of the Meeting to permit further solicitation of proxies with respect to any such proposals. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposals that are subject to the Meeting, the percentage of votes actually cast, the percentage of negative votes cast, the nature of any further solicitation and the information to be provided to shareholders with respect to reasons for the solicitations. The persons named as proxies will vote in favor of such adjournments those shares which they are entitled to vote and which have voted in favor of such proposals.

     In order that a shareholder's shares may be represented at the Meeting, shareholders are required to allow sufficient time for their proxies to be received on or before 9:00 a.m. on February 15, 1996.


                                   PROPOSAL 1:
                    TO ELECT THREE (3) DIRECTORS OF THE FUND

     The Board of Directors of the Fund is divided into three classes. At the forthcoming Meeting, it is proposed that Dwight B. Crane, Charles Barber and William R. Hutchinson be elected for a term of three years (until the Annual Meeting in 1999) or until their respective successors are duly elected and qualified. Mr. Crane and Mr. Barber have previously been elected by shareholders, this will be the first opportunity Mr. Hutchinson has had to be elected by shareholders.

     The Board of Directors of the Fund knows of no reason why any of the nominees listed below will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominees as the Board of Directors may recommend.

     Certain information concerning the nominees is set forth below. All the individuals listed are currently directors of the Fund. Mr. Crane has served in this capacity since the Fund inception, Mr. Barber became a director in 1989 and Mr. Hutchinson became a director in 1995. Any Director considered an "interested person" as defined in the 1940 Act is indicated by an asterisk (*)

                                                                      Number Of
                                                                     The Fund's
                                                                    Common Stock
                                                                    Beneficially
Name, Age,  Principal  Occupation and Other        Served as         Owned As Of
Business  Experience  During  The Past Five       a Director        December 22,
Years                                                Since              1995
-------------------------------------------       ----------        ------------
Persons Nominated for Election as Directors

Charles  Barber (76)  Consultant;  formerly          1989               3163
Chairman of the Board, ASARCO Incorporated

Dwight B.  Crane (58)  Professor,  Graduate          1988                550
School of Business Administration,  Harvard
University

William R.  Hutchison  (53) Vice  President          1995                  0
Financial   Operations  AMOCO  Corporation,
Director  of  Associated  Bank since  1981,
Director  of  Associated   Banc-Corp  since
1994.
                                       3

                                                                      Number Of
                                                                     The Fund's
                                                                    Common Stock
                                                                    Beneficially
Name, Age,  Principal  Occupation and Other        Served as         Owned As Of
Business  Experience  During  The Past Five       a Director        December 22,
Years                                                Since              1995
-------------------------------------------       ----------        ------------
Directors Continuing in Office

Heath  B.   McLendon*  (62)  388  Greenwich          1988             10,989
Street, 22nd Floor New York, New York 10013
Managing  Director  of Smith  Barney  Inc.,
Chairman of Smith Barney Strategy  Advisers
Inc.  and  President  SBMFM;  prior to July
1993,  Senior  Executive  Vice President of
Shearson   Lehman   Brothers   Inc.,   Vice
Chairman  of Asset  Management  Division of
Shearson Lehman Brothers Inc.,  Director of
PanAgora   Asset   Management,   Inc.   and
PanAgora Asset Management Limited

Robert A. Frankel (68) Managing  Partner of          1994                200
Robert  A.  Frankel  Managing  Consultants.
Formerly  Corporate  Vice  President of The
Readers Digest Assoc. Inc.

Allan   J.   Bloostein   (64)   Consultant,          199                   0
formerly  Vice Chairman of the Board of May
Department  Stores  Company;   Director  of
Crystals Brands, Inc., Melville Corp., R.G.
Barry Corp. and Hechinger Co.

Martin  Brody  (74)  Vice  Chairman  of the          1988                101
Board of Directors of Restaurant Associates
Corp.; Director of Jaclyn, Inc. an apparel manufacturer.

     Section 16(a) of the Exchange Act requires the Fund's officers and directors and persons who beneficially own more than ten percent of the Fund's Common Stock, to file reports of ownership with the Securities and Exchange Commission, the New York Stock Exchange, Inc. and the Fund. Based solely upon its review of the copies of such forms received by it and representations from such persons, the Fund believes that during its fiscal year ended October 31, 1995, all filing requirements applicable to such persons were complied with.

     The Fund has no compensation or nominating committee of the Board of Directors, or any committee performing similar functions. The Fund has an audit committee composed of directors who are not interested persons of the Fund (the "independent directors") which is charged with recommending a firm of independent auditors to the Fund and reviewing the accounting matters with the auditors.

     During the Fund's last fiscal year 4 in-person meetings of the Board of Directors of the Fund was held, all of which were regular meetings. No director attended less than 75% of these meetings of the Board that were held in the last fiscal year.

     Only the independent directors receive remuneration from the Fund for acting as a director. Aggregate fees of $35,000 were paid to such directors by the Fund during the fiscal year ended on October 31, 1995. Fees for independent directors are set at $5,000 per annum plus $500 per Board meeting attended and $100 per telephone conference call. Officers of the Fund are compensated by Smith Barney.

     The following table show the compensation paid by the Fund to each director, during the Fund's last fiscal year.

                                                                  Number of
                                                Total             Funds for
                                             Compensation      which Director
                               Total           from Fund        Serves Within
                           Compensation      Complex as of        Portfolio
    Name of Person           from Fund     December 31, 1995       Complex
    --------------           ---------     -----------------       -------
Charles Barber                $7,000            $40,500               6
Martin Brody                  $7,000           $111,675              20
Dwight Crane                  $7,000           $125,975              24
Allan Bloostein               $7,000            $79,000              10
Robert Frankel                $7,000            $75,850               8
William R. Hutchinson*            --                 --               6
Heath B. McLendon                 --                 --              42


     The following is a list of the current executive officers of the Fund all of whom have been elected by the directors to serve until their respective successors are elected:

                                                     Principal Occupations and
                              Position               other Affiliations During
    Name and Age        (Year First Elected)            The Past Five Years
---------------------   ---------------------     ------------------------------
Heath B. McLendon, 62   Chief       Executive     (see table of directors above)
                        Officer and  Chairman
                        of the Board (1992)

Jessica M.              President (1995)          Executive  Vice  President  of
Bibliowicz, 35                                    Smith  Barney  Inc.;  prior to
                                                  1994,  Director  of Sales  and
                                                  Marketing    for    Prudential
                                                  Mutual  Funds;  prior to 1991,
                                                  First  Vice  President,  Asset
                                                  Management     Division     of
                                                  Shearson Lehman Brothers Inc.


* Mr. Hutchinson was first elected to the Board of Directors on November 15, 1995.

                                                     Principal Occupations and
                              Position               other Affiliations During
    Name and Age        (Year First Elected)            The Past Five Years
---------------------   ---------------------     ------------------------------
Lewis E. Daidone, 37    Senior           Vice     Chief Financial  Officer,  and
                        President;   Managing     Senior   Vice   President   of
                        Director   of   Smith     SBMFM.
                        Barney   Inc.;    and
                        Treasurer (1992)

Lawrence T.             Vice   President  and     Managing  Director  of  SBMFM;
McDermott, 46           Investment    Officer     Investment  Officer  prior  to
                        (1989)                    July 1993,  Managing  Director
                                                  of Shearson Lehman Advisors.

Karen Mahoney-          Vice   President  and     Senior   Vice   President   of
Malcomson, 37           Investment    Officer     SBMFM;  prior  to  July  1993,
                        (1990)                    Senior   Vice   President   of
                                                  Shearson   Lehman    Advisors;
                                                  prior to March 1991


Michael J. Maher, 35    Investment Officer        Vice President of SBMFM, prior
                                                  to July 1993 Vice President of
                                                  Shearson Lehman Advisors

Christina T. Sydor,     Secretary (1992)          Managing   Director  of  Smith
age 44                                            Barney Inc.;  General  Counsel
                                                  and Secretary of SBMFM.


     The Board of Directors, including all of the independent Board members, recommends that you vote "FOR" the election of nominees to the Board.


                                   PROPOSAL 2
              RATIFICATION OF SELECTION OF PEAT MARWICK LLP AS THE
                  INDEPENDENT ACCOUNTANTS FOR THE FUND FOR THE
                               CURRENT FISCAL YEAR

     KPMG Peat Marwick LLP ("KPMG") have been selected as the independent auditors to audit the accounts of the Fund for during the fiscal year ending October 31, 1996 by a majority of the independent directors by a vote cast in person subject to ratification by the Shareholders at the Meeting (the entire Board concurred in the selection). KPMG also serves as the independent auditors for the Fund, other investment companies associated with Smith Barney and for Travelers. KPMG has no direct or material indirect financial interest in the Fund, Travelers or any other investment company sponsored by Smith Barney or its affiliates.

     If the Fund receives a written request from any shareholder at least five days prior to the Meeting stating that the shareholders will be present in person at the Meeting and desires to ask questions of the auditors concerning the Fund's financial statements, the Fund will arrange to have representatives of KPMG present at the Meeting who will respond to appropriate questions and have an opportunity to make a statement.

     The affirmative vote of a majority of shares present and voting at the Meeting is required to ratify the selection of KPMG. The Board of Directors, including all of the independent Board members, recommends that the shareholders vote "FOR" the ratification of the selection of independent auditors.


                       DEADLINE FOR STOCKHOLDER PROPOSALS

     Shareholders proposals intended to be presented at the 1997 Annual Meeting of the Shareholders of the Fund must be received by September 1, 1996 to be included in this meeting.

     All proxies received will be voted in favor of all the proposals, unless otherwise directed therein.

                                           By Order of the Board of Directors


                                           Christina T. Sydor
                                           Secretary

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